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                                                  Exhibit 10.


                                   December 7, 1995

Trans Adviser Funds, Inc.
P.O. Box 90001
Bowling Green, Kentucky 42102-9001

Dear Sirs:

          As assistant secretary of Trans Adviser Funds, Inc. (the "Fund"), a Maryland corporation, and counsel for Forum Financial Services, Inc. ("Forum"), administrator of the Fund, I have acted as counsel for the Fund in connection with the registration of the additional shares of common stock, $0.001 par value (the "Shares"), as listed in Post-Effective Amendment Number 2 to the Fund's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act").

          As such, I have participated in the preparation of Post-Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-94412) on Form N-1A relating to the Shares and have examined and relied upon such corporate records of the Fund and other documents and certificates as to factual matters I have deemed to be necessary to render the opinion expressed herein.

          Based on such examination, I am of the opinion that the Shares being registered by Post-Effective Amendment No. 2 to the Fund's Registration Statement are duly authorized and unissued shares of common stock, and when the Shares have been duly sold, issued and paid for as contemplated in a Prospectus forming a part of an effective Registration Statement of the Fund under the 1933 Act, the Shares will have been validly and legally issued (assuming that none of the Shares is sold at a time when such sale would cause the fund to have outstanding more than the number of shares of common stock authorized to be issued by the Fund's Articles of Incorporation) and will be fully paid and non-assessable shares of common stock of the Fund under the laws of the State of Maryland.

          My opinion above stated is expressed as a member of the bar of the State of Maine. I hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to said Post-Effective Amendment No. 2 to the Fund's Registration Statement.


                                   Sincerely,

                                   /s/ David I. Goldstein

                                   David I. Goldstein
                                   Counsel, Forum Financial Services, Inc.
                                   Assistant Secretary, Trans Adviser Funds,
                                   Inc.